UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2022
Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	AXAS	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(d)           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2022, the Board of Directors (the “Board”) of Abraxas Petroleum Corporation (the “Company”) appointed Mr. Kenneth R. Cooper to the Board as a Class III director. Mr. Cooper was elected to the Board to fill the vacancy created by Mr. Brian L. Melton’s resignation from the Board, which we reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2022. The Board will determine which committees, if any, Mr. Cooper will be appointed to at the first Board meeting following his election.

Mr. Cooper is also an independent director of Biglari Holdings Inc. (“Holdings”). As previously discussed in our Current Report on Form 8-K filed with the SEC on October 27, 2022, the Company and Holdings consummated the transactions contemplated by an Exchange Agreement, dated September 27, 2022, pursuant to which the Company issued shares of its common stock to Holdings in exchange for Holdings’ shares of the Company’s Series A Preferred Stock (such transaction, the “Exchange”), which entitled Holdings to vote approximately 90% of the total voting power of the Company’s outstanding capital stock. Mr. Cooper is not deemed to have had an indirect material interest in the Exchange within the meaning of Item 404(a) of Regulation S‑K by nature of being an independent director of Holdings, and there are no other transactions between Mr. Cooper and the Company that would require disclosure under Item 404(a) of Regulation S‑K.

As a non-employee director of our Board, Mr. Cooper will be compensated for his Board membership in the same manner as the Company’s other non-employee directors. The Company previously disclosed the terms of non-employee director compensation in its proxy statement on Schedule 14A, filed with the SEC on March 31, 2022.

There are no arrangements or understandings between Mr. Cooper and any other person pursuant to which Mr. Cooper was elected to serve as a member of the Board. Mr. Cooper does not have any family relationships with any of the Company’s directors or executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By: /s/ Robert L.G. Watson
   Robert L.G. Watson
   President and Chief Executive Officer

Dated: November 17, 2022